                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):          August 21, 2000
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                      BANC ONE AUTO GRANTOR TRUST 1997-A
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                   (Issuer with respect to the Certificates)


                             BANK ONE, TEXAS, N.A.
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            (Exact name of registrant as specified in its charter)


                                 United States
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        (State or other jurisdiction of incorporation or organization)


            333-25951                               75-2270994
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     (Commission File Number)           (IRS Employer Identification Number)



1717 Main Street, Dallas, Texas                                         75201
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(Address of principal executive offices)                             (Zip Code)


                 (214) 290-7437
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Registrant's telephone number, including area code

Item 5.   Other Events

          On August 21, 2000, the Banc One Auto Grantor Trust 1997-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.27% Asset Backed Certificates and Class B 6.40% Asset Backed Certificates. Exhibit
          99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

          This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from July 20, 2000 through August 20, 2000 and for the Collection Period from July 1, 2000 through July 31, 2000.


Item 7.   Exhibits

          See page 4 for Exhibit Index.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC ONE AUTO GRANTOR TRUST 1997-A

                                       By:  Bank One, Texas, N.A., as Servicer
                                              on behalf of the Trust


                                       By:    /s/  Tracie H. Klein
                                              --------------------------------
                                       Name:  Tracie H. Klein
                                       Title: Vice President



Date:  August 21, 2000
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EXHIBIT INDEX


Exhibit   Description                                               Page
-------   -----------                                               ----


99.1      Monthly Statement and Additional Information............. 5-13